UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2010

Waccamaw Bankshares, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	001-33046	52-2329563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 North J.K. Powell Boulevard, Whiteville, NC	28472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (910) 641-0044

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 25, 2010, James E. Hill Jr., 63, retired from the boards of directors of Waccamaw Bankshares, Inc., and its wholly owned subsidiary, Waccamaw Bank. Mr. Hill served on the board of directors of Waccamaw Bank since its inception in 1997 and on the board of directors of Waccamaw Bankshares, Inc., since its formation in 2001.

A copy of the letter from Mr. Hill to the board of directors regarding his retirement is attached hereto as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Letter from James E. Hill Jr., Director, Waccamaw Bankshares, Inc., to Alan W. Thompson, Chairman of the Board of Directors, Waccamaw Bankshares, Inc. (May 25, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACCAMAW BANKSHARES, INC.

By:	/s/ James G. Graham
James G. Graham
President and Chief Executive Officer

Dated: May 27, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Letter from James E. Hill Jr., Director, Waccamaw Bankshares, Inc., to Alan W. Thompson, Chairman of the Board of Directors, Waccamaw Bankshares, Inc. (May 25, 2010).